PRELIMINARY TERM SHEET

$252,000,000

(Approximate)

FIRST HORIZON HOME LOANS

Seller and Master Servicer

First Horizon Mortgage Pass-Through Trust 2004-AR5

Issuer

Mortgage Pass-Through Certificates

Series 2004-AR5

First Horizon Asset Securities Inc. (FHASI)

Depositor

The following is a preliminary Term Sheet. All terms and statements are subject to change.

citigroup

July 28, 2004

Citigroup Global Markets Inc.

Name:	Telephone:	E-Mail:
James De Mare *Managing Director*	(212) 723-6217	james.p.demare@citigroup.com
Brian Delany *Director*	(212) 723-6217	brian.delany@citigroup.com
Matt Cherwin *Director*	(212) 723-6217	matthew.cherwin@citigroup.com
Julie McDermott *Associate*	(212) 723-6217	julie.a.mcdermott@citigroup.com
Pete Steinmetz *Director*	(212) 723-6391	peter.d.steinmetz@citigroup.com
Chris Galloway *Associate*	(212) 723-6662	christopher.galloway@citigroup.com

Transaction Overview

Offered Certificates:	Approximately $252,000,000 adjustable Class A and B Certificates. The Certificates are backed by 3/1, 5/1, 7/1 and 10/1 1-year CMT Hybrid adjustable rate, first lien, prime jumbo mortgage loans.
Cut-Off Date:	August 1, 2004
Settlement Date:	On or about August 30, 2004
1st Distribution Date:	September 25, 2004
Seller and Master Servicer:	First Horizon Home Loans
Lead & Sole Underwriter:	Citigroup Global Markets Inc.
Collateral:	Comprised of adjustable-rate, first lien, mortgage loans, totaling approximately $252,000,000. The mortgage loans are One Year CMT indexed with initial rate adjustments occurring either three, five, seven or ten years after the date of origination. ("Hybrid ARMs")
Structure:	Senior/Subordinate
Offered Certificates:	Class I-A-1, II-A-1, III-A-1, IV-A-1, B-1, B-2 and B-3 Certificates will be offered.
Interest Payments:	The Certificates will bear interest at a variable-rate (the "Pass-Through Rate") equal to the weighted average of the Net Rates (Gross Rate less Master Servicing and Servicing Fees) of the Mortgage Loans.

Transaction Overview

Credit Enhancement:	Credit Enhancement for the Certificates will be provided by a senior/subordinate shifting interest structure. The Class B Certificates are subordinate to and provide credit enhancement for the Class A Certificates.
Subordination:	Class: Class A Certificates; Ratings: Aaa/AAA; Credit Enhancement Levels: 2.90% + / - 50 bps

Subordination:

Class	Ratings	Credit Enhancement Levels
Class A Certificates	Aaa/AAA	2.90% + / - 50 bps

First Horizon will select two rating agencies to rate the Class A Certificates and one to rate the Class B certificates. The credit enhancement levels are preliminary and subject to change based upon the final pool as of the Cut-Off Date and additional rating agency analysis.

Payment Priority:

Distributions on the Certificates will be made on the 25th day of each month (or next business day). On each distribution date, the trustee will first pay to the senior certificates of each certificate group the amounts of interest and principal distributable to them from available funds from the corresponding mortgage pool. The trustee will then pay interest and principal to the subordinate certificates from the remaining available funds from each mortgage pool.

Available Funds:

The payments to the Certificates, to the extent of available funds, will be made according to the following priority:

1. Payment of interest to the holders of the Class A Certificates in an amount equal to their respective Pass-Through Rates;
2. Payment of principal to the holders of the Class A Certificates; and
3. Payment of interest and principal sequentially to the Class B Certificates in order of their numerical class designations, beginning with the Class B-1, so each Class B certificate shall receive
   (a) The weighted average Net Mortgage Rate of each mortgage pool, weighted on the basis of the group subordinate amount for each mortgage pool.
   (b) Such class' allocable share of principal.

Allocation of Losses:

Realized Losses on the mortgage loans will be allocated to the Class B certificates in order of their reverse numerical class designations, until the Certificate Principal Balance of each Class B certificate has been reduced to zero. Thereafter, Realized Losses on the mortgage loans will be allocated to the Class A Certificates.

Cross Collateralization:

Cross-collateralization permits available funds from one mortgage pool to be available to cover any available funds deficits for another mortgage pool's senior certificates. Cross-collateralization is only permitted when the principal balances of the group subordinate amount in the cross-collateralizing mortgage pool have been reduced to zero. In such a case, payments of principal and/or interest may be allocated to the senior certificates of another mortgage pool prior to their distribution as principal and/or interest to the subordinate classes. Cross-collateralization may be necessary because of the different payment speeds of the loans in each pool, as well as because of the fact that the subordination for the four Senior Class A Certificates is shared, and therefore different levels of losses in each mortgage pool could cause an imbalance between that pool's principal balance and its related loan balance.

Transaction Overview

Shifting Interest: The Senior Certificates will be entitled to receive 100% of the prepayments on the Mortgage Loans until August 2011. After such time the prepayment percentages on the Class B Certificates are as follows:

September 2004 – August 2011	0% of their *pro rata* share
September 2011 – August 2012	30% of their *pro rata* share
September 2012 – August 2013	40% of their *pro rata* share
September 2013 – August 2014	60% of their *pro rata* share
September 2014 – August 2015	80% of their *pro rata* share
September 2015 – and after	100% of their *pro rata* share

In addition,

(i) if on any distribution date before September 2007, the Subordinate percentage is equal to or greater than twice the initial subordination percentage as of the Cut-Off Date, then the Class B certificates will receive 50% of their pro Rata share of unscheduled principal prepayments from the mortgage loans; and

(ii) if on any distribution date on or after September 2007, the Subordinate percentage is equal to or greater than twice the initial subordination percentage as of the Cut-Off Date, then the Class B certificates will receive 100% of their pro Rata share of unscheduled principal prepayments from the mortgage loans;

provided that:

(iii) the aggregate principal balance of the Mortgage Loans 60 days or more delinquent does not exceed 50% of the aggregate certificate balances of the subordinate certificates as of that date and

(iv) that cumulative realized losses does not exceed:

a. 20% of the subordinate amount if such distribution date occurs between and including September 2004 and August 2007; and

b. 30% of the subordinate amount if such distribution date occurs after August 2007.

Call Provision: At its option, the Master Servicer (or an affiliate of the Master Servicer) may purchase all of the mortgage loans (and properties acquired on behalf of the trust) when the mortgage loans remaining in the trust; as of the last day of the related collection period, have been reduced to less than **10%** of the principal balance of the mortgage loans in all of the mortgage pools as of the Cut-Off Date. The Class A Certificates and Class B Certificates will be redeemed at par plus accrued interest.

Distribution Date: Distribution of principal and interest on the certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter commencing in September 2004.

Transaction Overview

P&I Advances:	The Master Servicer is required to advance delinquent payments of principal and interest on the mortgage loans to the extent such amounts are deemed recoverable. The Master Servicer is entitled to be reimbursed for these advances, and therefore these advances are not a form of credit enhancement.
Compensating Interest:	The Master Servicer will be obligated to pay an amount equal to the lesser of (i) the aggregate Prepayment Interest Shortfall and (ii) the lesser of (x) the product of (a) .0083% and (b) the pool principal balance of the corresponding mortgage pool as of the related determination date.
Underwriting Standards:	The Mortgage Loans were underwritten to the guidelines of the originators as more fully described in the prospectus supplement.
Legal Structure:	Designated portions of the trust will be established as one or more REMICs for federal income tax purposes.
ERISA Considerations:	The Senior Certificates and the Class B-1, Class B-2, and Class B-3 Certificates are expected to be ERISA eligible as of the Closing Date. The Class B-4, Class B-5 and Class B-6 Certificates are **NOT** expected to be ERISA eligible. However, prospective investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of the Offered Certificates.
SMMEA Considerations:	The Senior Certificates and Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 (SMMEA)." The Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will **NOT** be SMMEA eligible.
Form of Registration:	The Senior Certificates, B-1, B-2 and B-3 certificates will be issued in book-entry form through DTC. The Class B-4, B-5 and B-6 certificates will be issued in fully registered, certificated form.
Minimum Denominations:	The Senior certificates will be issues with a minimum denomination of $25,000 with incremental denominations of $1,000. The Class B-1, B-2, and B-3 certificates will be issued with a minimum denomination of $100,000 with incremental denominations of $1,000. The Class B-4, B-5, and B-6 certificates will be issued with a minimum denomination of $250,000 with incremental denominations of $1,000. If necessary, in order to aggregate the initial principal balance of a class, one certificate of such class will be issued in an incremental denomination of less than shown above.

3/1 CMT HYBRID ARM Mortgage Group

Aggregate AAA Balance:	$44,666,000	(+ / - 5.00%)
Mortgage Loan Cut-off Date:	1-Aug-04	N/A
Net Coupon:	4.770%	(+ / - 5 bps)
Gross Coupon:	5.020%	(+ / - 5 bps)
Total Servicing Fees:	25.0 bps	(minimum)
Net Margin:	2.500%	N/A
Gross Margin:	2.750%	N/A
Gross WAC Range:	2.000%	(maximum)
WAM (in months):	359	(+ / - 1 month)
Reset Frequency:	12 Months	N/A
Weighted Average Months to Next Roll:	35	(+ / - 1 month)
1 Year CMT Index:	100%	N/A
Initial Adjustment Cap:	2.000%	N/A
Subsequent Periodic Caps:	2.000%	N/A
Life Caps:	6.000%	N/A
Net Life Rate:	10.770%	(+ / - 5 bps)
Gross Life Rate:	11.020%	(+ / - 5 bps)
Weighted Average LTV:	75%	(+ 5%)
Loans that are > 80% LTV with PMI:	100%	N/A
Average Loan Balance:	$500,000	(+ / - $25,000)
Largest Loan Balance:	$1,000,000	(maximum)
Full / Alternative Documentation %:	90%	(minimum)
Single Family Detached / PUD %:	90%	(minimum)
Owner Occupied %:	90%	(minimum)
Investor Property %:	5%	(maximum)
Weighted Average Fico Score:	725	(+ / - 25)
California %:	40%	(maximum)
Interest Only %:	70%	(maximum)

5/1 CMT HYBRID ARM Mortgage Group		
Aggregate AAA Balance:	$129,143,000	(+ / - 5.00%)
Mortgage Loan Cut-off Date:	1-Aug-04	N/A
Net Coupon:	5.230%	(+ / - 5 bps)
Gross Coupon:	5.480%	(+ / - 5 bps)
Total Servicing Fees:	25.0 bps	(minimum)
Net Margin:	2.500%	N/A
Gross Margin:	2.750%	N/A
Gross WAC Range:	2.500%	(maximum)
WAM (in months):	359	(+ / - 1 month)
Reset Frequency:	12 Months	N/A
Weighted Average Months to Next Roll:	59	(+ / - 1 month)
1 Year CMT Index:	100%	N/A
Initial Adjustment Cap:	5.000%	N/A
Subsequent Periodic Caps:	2.000%	N/A
Life Caps:	5.000%	N/A
Net Life Rate:	10.230%	(+ / - 5 bps)
Gross Life Rate:	10.480%	(+ / - 5 bps)
Weighted Average LTV:	73%	(+ 5%)
Loans that are > 80% LTV with PMI:	100%	N/A
Average Loan Balance:	$515,000	(+ / - $25,000)
Largest Loan Balance:	$1,350,000	(maximum)
Full / Alternative Documentation %:	85%	(minimum)
Single Family Detached / PUD %:	90%	(minimum)
Owner Occupied %:	90%	(minimum)
Investor Property %:	5%	(maximum)
Weighted Average Fico Score:	735	(+ / - 25)
California %:	40%	(maximum)
Interest Only %:	62%	(maximum)

7/1 CMT HYBRID ARM Mortgage Group		
Aggregate AAA Balance:	$33,985,000	(+ / - 5.00%)
Mortgage Loan Cut-off Date:	1-Aug-04	N/A
Net Coupon:	5.470%	(+ / - 5 bps)
Gross Coupon:	5.720%	(+ / - 5 bps)
Total Servicing Fees:	25.0 bps	(minimum)
Net Margin:	2.500%	N/A
Gross Margin:	2.750%	N/A
Gross WAC Range:	2.000%	(maximum)
WAM (in months):	359	(+ / - 1 month)
Reset Frequency:	12 Months	N/A
Weighted Average Months to Next Roll:	83	(+ / - 1 month)
1 Year CMT Index:	100%	N/A
Initial Adjustment Cap:	5.000%	N/A
Subsequent Periodic Caps:	2.000%	N/A
Life Caps:	5.000%	N/A
Net Life Rate:	10.470%	(+ / - 5 bps)
Gross Life Rate:	10.720%	(+ / - 5 bps)
Weighted Average LTV:	70%	(+ 5%)
Loans that are > 80% LTV with PMI:	100%	N/A
Average Loan Balance:	$560,000	(+ / - $25,000)
Largest Loan Balance:	$1,200,000	(maximum)
Full / Alternative Documentation %:	90%	(minimum)
Single Family Detached / PUD %:	90%	(minimum)
Owner Occupied %:	90%	(minimum)
Investor Property %:	5%	(maximum)
Weighted Average Fico Score:	735	(+ / - 25)
California %:	35%	(maximum)
Interest Only %:	55%	(maximum)

10/1 CMT HYBRID ARM Mortgage Group		
Aggregate AAA Balance:	$36,898,000	(+ / - 5.00%)
Mortgage Loan Cut-off Date:	1-Aug-04	N/A
Net Coupon:	5.710%	(+ / - 5 bps)
Gross Coupon:	5.960%	(+ / - 5 bps)
Total Servicing Fees:	25.0 bps	(minimum)
Net Margin:	2.500%	N/A
Gross Margin:	2.750%	N/A
Gross WAC Range:	2.000%	(maximum)
WAM (in months):	359	(+ / - 1 month)
Reset Frequency:	12 Months	N/A
Weighted Average Months to Next Roll:	119	(+ / - 1 month)
1 Year CMT Index:	100%	N/A
Initial Adjustment Cap:	5.000%	N/A
Subsequent Periodic Caps:	2.000%	N/A
Life Caps:	5.000%	N/A
Net Life Rate:	10.710%	(+ / - 5 bps)
Gross Life Rate:	10.960%	(+ / - 5 bps)
Weighted Average LTV:	69%	(+ 5%)
Loans that are > 80% LTV with PMI:	100%	N/A
Average Loan Balance:	$590,000	(+ / - $25,000)
Largest Loan Balance:	$1,500,000	(maximum)
Full / Alternative Documentation %:	88%	(minimum)
Single Family Detached / PUD %:	90%	(minimum)
Owner Occupied %:	90%	(minimum)
Investor Property %:	5%	(maximum)
Weighted Average Fico Score:	745	(+ / - 25)
California %:	55%	(maximum)
Interest Only %:	65%	(maximum)